UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 2, 2006, Security Capital Assurance Ltd (the “Company”) made grants of 25,000 stock option awards each to the following non-employee directors pursuant to the terms of the Company’s 2006 Long Term Incentive and Share Award Plan (the “Plan”): E. Grant Gibbons, Bruce Hannon, Mary R. Hennessy, Robert M. Lichten, Coleman D. Ross and Alan Z. Senter. The stock option awards vest ratably over three years commencing on the first anniversary of the option grant. The stock option awards are subject to accelerated vesting on the occurrence of certain events, including certain changes of control of the Company, as outlined in the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By: /s/ Kirstin Gould
Name: Kirstin Gould
Title: Secretary